UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2013

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On May 29, 2013, Inland Real Estate Corporation (the “Company”) announced that it agreed to sell 9,000,000 shares of its common stock in an underwritten public offering. The Company also granted the underwriters a thirty-day option to purchase up to 1,350,000 additional shares. The specific terms of the offering are described in a prospectus supplement, dated May 29, 2013, relating to the offering to be filed by the Company with the Securities and Exchange Commission on or about May 29, 2013.

Based upon the expected terms and size of the offering, and the use of proceeds from the offering, the Company expects that its guidance for FFO per share will remain the same as previously issued in its press release dated May 9, 2013, furnished as Exhibit 99.1 to the Company's Current Report on Form 8-K, as furnished to the Securities and Exchange Commission on May 9, 2013.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

This item contains forward-looking statements. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future. Forward-looking statements can often be identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described in the Company's supplement to the prospectus contained in its effective registration statement on Form S-3 (File No. 333-181164) and under Item 1A"Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the "SEC") on February 28, 2013 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other reports filed with the SEC. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

	99.1	News release of Inland Real Estate Corporation, dated May 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: May 29, 2013	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

(d)	Exhibits:

	Exhibit No.	Description

	99.1	News release of Inland Real Estate Corporation, dated May 29, 2013.